Exhibit 10.2
INCREMENTAL AMENDMENT
This amendment (this “Incremental Amendment”), dated as of September 12, 2012 is entered into among Prestige Brands, Inc., a Delaware corporation (“Borrower”), Prestige Brands Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), the Incremental Lenders (as defined below) signatory hereto and Citibank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and in its capacity as L/C Issuer and Swing Line Lender and amends that certain ABL Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, L/C Issuer and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, Section 2.14 of the Credit Agreement provides that Borrower may from time to time make Incremental Commitment Requests, subject to the terms and conditions set forth therein; and
WHEREAS, each Person identified on Schedule 1 hereto (each, an “Incremental Lender”, and collectively, the “Incremental Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Incremental Lender’s name on Schedule 1 hereto (and the total amount of Revolving Commitment Increases made pursuant to this Incremental Amendment shall be $25,000,000).
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Incremental Amendment
This Incremental Amendment is an Incremental Amendment referred to in Section 2.14(f) of the Credit Agreement, and Borrower and each Incremental Lender hereby agree that, subject to the satisfaction of the conditions in Section 2 hereof, on the September 2012 Incremental Facility Closing Date (as defined below), the Revolving Commitment Increase of such Incremental Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amount of the Revolving Commitment Increases of such Incremental Lenders. After giving effect to such Revolving Commitment Increases, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 1.01A to the Confidential Disclosure Letter). Subject to the satisfaction of the conditions set forth in Section 2 of this Incremental Amendment, the Incremental Facility Closing Date with respect to the Revolving Commitment Increases contemplated by this

Incremental Amendment shall be September 12, 2012 (the “September 2012 Incremental Facility Closing Date”).
Section 2.    Conditions Precedent to the Effectiveness of this Incremental Amendment
This Incremental Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied:
(a)    Administrative Agent shall have received counterparts of this Incremental Amendment duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent and (4) the Incremental Lenders.
(b)    (x) no Default or Event of Default shall exist after giving effect to the Revolving Commitment Increases contemplated by this Incremental Amendment and any Revolving Loans made pursuant thereto on the September 2012 Incremental Facility Closing Date and (y) after giving effect to such Revolving Commitment Increases, the conditions of Section 4.02(i) of the Credit Agreement shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the September 2012 Incremental Facility Closing Date).
(c)    The Administrative Agent shall have received, for the account of each Incremental Lender, such fees as the Borrower shall separately have agreed to pay to each Incremental Lender in respect of its Revolving Commitment Increase.
(d)    The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.
Section 3.    Representations and Warranties
On and as of the September 2012 Incremental Facility Closing Date, after giving effect to this Incremental Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Incremental Lenders as follows:
(a)    The execution, delivery and performance by each Loan Party of this Incremental Amendment (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(b)    No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Incremental Amendment, except for (i) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect or (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement);
(c)    this Incremental Amendment and the Loan Documents (as amended hereby) has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document (as amended hereby) constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; and
(d)    (x) no Default or Event of Default shall exist after giving effect to the Revolving Commitment Increases contemplated by this Incremental Amendment and any Revolving Loans made pursuant thereto on the September 2012 Incremental Facility Closing Date and (y) after giving effect to such Revolving Commitment Increases, the conditions of Section 4.02(i) of the Credit Agreement are satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the September 2012 Incremental Facility Closing Date).
Section 4.    Reallocation
The reallocation of the Revolving Credit Lenders’ Revolving Credit Loans contemplated by Section 2.14(g) with respect to any Revolving Commitment Increase shall occur with respect to the Revolving Commitment Increases contemplated hereby on the September 2012 Incremental Facility Closing Date, and the Incremental Lenders shall make such Revolving Credit Loans on the September 2012 Incremental Facility Closing Date as may be required to effectuate such reallocation. Furthermore, on the September 2012 Incremental Facility Closing Date, all participations in L/C Obligations and Swing Line Loans shall be reallocated pro rata among the Revolving Credit Lenders after giving effect to the Revolving Commitment Increases contemplated hereby.
Section 5.    Reference to and Effect on the Loan Documents
(a)    As of the September 2012 Incremental Facility Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Incremental Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Incremental Amendment as of the September 2012 Incremental Facility Closing Date.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Incremental Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
Section 6.    Acknowledgement and Reaffirmation of Guarantors
The Guarantors acknowledge and consent to all terms and conditions of this Incremental Amendment and agree that this Incremental Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement of the Credit Agreement and including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in the Security Agreement) to secure the Obligations (including any Obligations resulting from the Revolving Commitment Increase).
Section 7.    Costs and Expenses
The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Incremental Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 8.    Execution in Counterparts
This Incremental Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Incremental Amendment shall be effective as delivery of an original executed counterpart of this Incremental Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
Section 9.    Approval
To the extent required by the proviso to Section 2.14(c) of the Credit Agreement, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby consent to the provision by the

Incremental Lenders providing Revolving Commitment Increases pursuant to this Incremental Amendment.
Section 10.    Governing Law
THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS INCREMENTAL AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INCREMENTAL AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS INCREMENTAL AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH INCREMENTAL LENDER, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH INCREMENTAL LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS INCREMENTAL AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS INCREMENTAL AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 11.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 12.    Waiver of Jury Trial
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INCREMENTAL AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER

AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PRESTIGE BRANDS HOLDINGS., as Holdings and Guarantor

By: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

PRESTIGE BRANDS, INC., as Borrower

By: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

BLACKSMITH BRANDS, INC.
MEDTECH HOLDINGS, INC.
MEDTECH PRODUCTS INC.
PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE BRANDS INTERNATIONAL, INC.
PRESTIGE PERSONAL CARE HOLDINGS, INC.
PRESTIGE PERSONAL CARE, INC.
PRESTIGE SERVICES CORP.
THE CUTEX COMPANY
THE DENOREX COMPANY
THE SPIC AND SPAN COMPANY
as Subsidiary Guarantors

By: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

[Prestige - Incremental Amendment]

CITIBANK, N.A., as Administrative Agent, Swing Line
Lender, L/C Issuer and as an Incremental Lender

By: /s/ Michael J. Smolow
Name: Michael J. Smolow
Title: Vice President

[Prestige - Incremental Amendment]

MORGAN STANLEY BANK, N.A.
as an Incremental Lender

By: /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

[Prestige - Incremental Amendment]

ROYAL BANK OF CANADA, as an
Incremental Lender

By: /s/ Michael Petersen
Name: Michael Petersen
Title: Attorney in Fact

By: /s/ Robert S. Kizell
Name: Robert S. Kizell
Title: Attorney-in-Fact

Schedule 1
Revolving Commitment Increase

Incremental Lender	Revolving Commitment Increase
Royal Bank of Canada	$15,000,000
Citibank, N.A.	$5,000,000
Morgan Stanley Bank, N.A.	$5,000,000
Total	$25,000,000

Schedule 2
Revolving Credit Commitments

Lender	Revolving Credit Commitments
Citibank, N.A.	$25,000,000
Morgan Stanley Bank, N.A.	$25,000,000
Royal Bank of Canada	$20,000,000
Deutsche Bank Trust Company Americas	$5,000,000
Total	$75,000,000